UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

1347 CAPITAL CORP.&

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road, 6th Floor, Itasca IL 60143
(Address of principal executive offices, including Zip Code)

(847) 700-8064

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 23, 2016, 1347 Capital Corp. (the “Company”) issued a press release announcing the entry into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Limbach Holdings LLC, a Delaware limited liability company (the “Limbach”), and FdG HVAC LLC, a Delaware limited liability company, solely in its capacity as the Limbach Holders’ Representative under the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2016

1347 CAPITAL CORP.

By:	/s/ Hassan R. Baqar
Hassan R. Baqar
Chief Financial Officer, Secretary and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release.